SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 18, 2007


                                USA Uranium Corp.
             (Exact name of registrant as specified in its charter)


         Nevada                     000-50101                     91-2135425
(State of incorporation        (Commission File No.)           (I.R.S. Employer
    or organization)                                         Identification No.)

        109-2675 South Jones Blvd.
             Las Vegas, NV                                          89146
(Address of principal executive offices)                         (Zip Codes)

                                 (866) 845-1457
              (Registrant's telephone number, including area code)


                                 TRILLIANT, INC.
               5046 East Boulevard, Northwest, Canton, Ohio, 44718
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4 (c) under the
    Exchange Act
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 1st, 2007 the Company entered into a definitive and binding agreement to purchase a 100% interest in a series of eight unpatented mining claims, known as the Henry Mountain Loa Property, located in Wayne County, Utah from Jack Day and Bob Shupe, private individuals. Consideration for the acquisition of the claims is one million dollars payable over five years and 200,000 restricted shares of the Company. The Company is also required to expend and additional $500,000 in exploration expenditures on the property within 36 months of closing. Additionally the Company staked a further 118 claims surrounding the acquisition property.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - ELECTION OF DIRECTORS

The Shareholders of the Corporation through an action of a majority of the Shareholders have elected two additional Directors to the Corporation. The new directors are Mr. Stephen Spalding of Mill Valley, California and Mr. Earl Abbott of Reno, Nevada. The new Directors are not replacing any of the current Directors, instead, the Board of Directors has been expanded to five in number. The election of these Directors was taken by a majority consent and without meeting, pursuant to the corporate statutes of the State of Nevada.

ITEM 5.03 - AMENDMENT TO ARTICLES OF INCORPORATION

The Shareholders of the Corporation have voted to amend the Articles of Incorporation to change the name of the Corporation to USA Uranium Corp. This action was taken on May 7th, 2007. The change of the Corporation name became effective upon filing of a Certificate of Amendment with the Secretary of State of Nevada, which occured on May 15th, 2007. This action was taken without meeting, by a majority action of the shareholders of the corporation, pursuant to the corporate statutes of the State of Nevada.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Material Contracts -

Exhibit No.

10.1 Henry Mountain Loa Property Purchase Agreement between Jack Day and Bob Shupe and USA Uranium Corp. dated for reference as of 23rd Day of May, 2007

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Date: June 18, 2007

                                        USA Uranium Corp.


                                        By: /s/ Edward A. Barth
                                           -------------------------------------
                                           Edward A. Barth, Chief Executive
                                           Officer, Chief Financial Officer

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